UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2004

McMoRan Exploration Co.

                        Delaware

                001-07791

                          72-1424200

                   (State or other

            (Commission

                        (IRS Employer

                    jurisdiction of

             File Number)

                         Identification

                    incorporation)

                            Number)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McMoRan Exploration Co. issued a press release, dated December 29, 2004, announcing an increased interest in Main Pass 299 Oil Reserves. (see exhibit 99.1).

Item 9.01   Financial Statements and Exhibits.

(c)        Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

            Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  December 29, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1	Press release dated December 29, 2004, titled “McMoRan Exploration Co. Announces Increased Interest in Main Pass 299 Oil Reserves.”